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The Korea Fund, Inc.                            345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281



                                                                 August 25, 2000

To the Stockholders:

     The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 9:30 a.m., Eastern time, on Wednesday, October 4, 2000, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Juris Padegs

Nicholas Bratt                                             Juris Padegs
President                                                  Chairman of the Board



--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 4, 2000 at 9:30 a.m., Eastern time, for the following purposes:

     (1) To elect two Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of one year or until their respective successors shall have been duly elected and qualified.

     (2) To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 15, 2000 are entitled to vote at the meeting or any adjournments or postponements thereof.

                                             By order of the Board of Directors,
                                             John Millette, Secretary

August 25, 2000


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 4, 2000 at 9:30 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 25, 2000 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 15, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 49,999,999 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2000 and a copy of the semiannual report for the six-month period ended December 31, 1999, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                           (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class I and Class III) to serve for a term of three years (one year in the case of Nicholas Bratt), or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class III - Nominees to serve until 2003 Annual Meeting of Stockholders:
--------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          Visiting  Professor of Finance,  Stern       --            200 (2)       Less than
                          School   of    Business,    New   York                                   1/4 of 1%
                          University;  Managing  Director,  J.P.
                          Morgan   (investment   banking   firm)
                          (until 1996).  Mr.  Froewiss serves on
                          the  board  of  certain   other  funds
                          managed by Scudder Kemper.

Kenneth C. Froewiss (54)

                          Director,   Brazilian  Association  of       --             --               --
                          Financial Analysts (ABAMEC);  Director
                          and  Chief  Executive   Officer,   IMF
                          Editora Ltda.  (financial  publisher).
                          Mr.  Nogueira  serves on the boards of
                          certain   other   funds   managed   by
                          Scudder Kemper.

Ronaldo A. da Frota
   Nogueira (61)

Class I - Nominee to serve until 2001 Annual Meeting of Stockholders:
-------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          President;    Managing   Director   of       1999          9,250         Less than
                          Scudder Kemper Investments,  Inc.; and                                   1/4 of 1%
                          Director,   Korea   Society   (private
                          society).  Mr.  Bratt  serves  on  the
                          boards of certain  other funds managed
                          by Scudder Kemper.

Nicholas Bratt (52)*(3)

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes I and II Directors do not expire this year. Mr. Bratt, if elected, will be designated as a Class I Director. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I - Directors serving until 2001 Annual Meeting of Stockholders:
-------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          Chairman   of  the   Board;   Advisory       1991          2,140         Less than
                          Managing  Director  of Scudder  Kemper                                   1/4 of 1%
                          Investments,  Inc. Mr.  Padegs  serves
                          on the boards of certain  other  funds
                          managed by Scudder Kemper.

Juris Padegs (68)*+

                          R.D.     Calkins      Professor     of       1995         17,541         Less than
                          International    Business,    Graduate                                   1/4 of 1%
                          School    of    Business,     Columbia
                          University;    Director,   Center   on
                          Japanese    Economy   and    Business,
                          Columbia   University;    Co-Director,
                          APEC    Study     Center,     Columbia
                          University;    and   Director,   Japan
                          Society.  Mr.  Patrick  serves  on the
                          board of one  additional  fund managed
                          by Scudder Kemper.

Hugh T. Patrick (70)

Class II - Directors serving until 2002 Annual Meeting of Stockholders:
--------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          Visiting                                     1996          2,500         Less than
                          Professor/Executive-in-Residence,                                        1/4 of 1%
                          Columbia  Business  School,   Columbia
                          University;      Director,     ARAMARK
                          Corporation,  Barnes Group,  Inc., and
                          Omnicom Group, Inc.;  Member,  Council
                          on  Foreign  Relations;  and  Managing
                          Director,      Metropolitan      Opera
                          Association.  Mr.  Callander serves on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Robert J. Callander (69)

                          Chairman, Imjung Research Institute.         1984           --               --

Tai Ho Lee (77)

                          Dean,      College     of     Business       1999 (4)       --               --
                          Administration,     Seoul     National
                          University,   Seoul,  Korea;  Visiting
                          Professor  of London  Business  School
                          (1997-98);       President,      Korea
                          Securities    &   Economy    Institute
                          (1994-95);    President,   Korea   Tax
                          Association (1994-95).  Mr. Yun serves
                          on the  board of one  additional  fund
                          managed by Scudder Kemper.

Kesop Yun (55)

All Directors and Officers as a group                                             31,631 (5)       Less than
                                                                                                   1/4 of 1%

-----------------------------

* Directors considered by the Fund and its counsel to be "interested persons," which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, of the Fund or of Scudder
     Kemper or Korean adviser. Messrs. Bratt and Padegs are deemed to be interested persons because of their affiliation with Scudder Kemper, or because they are Officers of the Fund or both.
+ Mr. Padegs and Mr. Nolen, a current Director who is not standing for reelection, are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2)  Mr. Froewiss' total reflects shares purchased after June 30, 2000.
(3) Effective October 21, 1999, the Board appointed Mr. Bratt as a Director to succeed Mr. Chang Hee Kim who resigned as a member of the Board on October 20, 1999.
(4)  Previously served on the Board from 1984 to 1988.
(5) Of which 29,822 shares are held with sole investment and voting power and 1,809 shares are held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 2000, its Reporting Persons complied with all applicable filing requirements.

     According to filings with the SEC on Schedule 13G made in April 2000, President and Fellows of Harvard, c/o Harvard Mgt. Company, 600 Atlantic Avenue, Boston, MA 02210, reported beneficial ownership of 5,080,900 shares, or 10.2% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 2000, no person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Director

     William H. Gleysteen, Jr. serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Gleysteen served as a Director of the Fund since 1984 and retired from the Board in 1999.

Committees of the Board -- Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended June 30, 2000.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of Messrs. Callander, Lee, Patrick and Yun, the Directors who are not interested persons of the Fund, of Scudder Kemper, or of Daewoo Capital Management Co., Ltd. ("Noninterested Directors"), as defined in the 1940 Act. The Audit Committee met once during the fiscal year ended June 30, 2000. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the internal controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of the Fund. The Audit Committee meets privately with the independent accountants of the Fund, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the Committee's duties and powers.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of all the Noninterested Directors, which met once during the fiscal year ended June 30, 2000. The Committee is charged with the duty of making all nominations for Noninterested Directors, establishing Directors' compensation policies and retirement policies, periodically assessing and reviewing evaluations of the Board of Directors' effectiveness, and considering other matters of special relevance to the Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Officers

     In addition to Mr. Bratt, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;                Year First Became
          Name (Age)                    Principal Occupation or Employment (1)            an Officer (2)
          ----------                    --------------------------------------            --------------
Bruce H. Goldfarb (35)         Vice President and Assistant Secretary; Senior Vice             1997
                               President of Scudder Kemper since February 1997;
                               previously practiced law with the law firm of Cravath,
                               Swaine & Moore.

Judith A. Hannaway (47)        Vice President; Senior Vice President of Scudder Kemper.        1997

John R. Hebble (42)            Treasurer; Senior Vice President of Scudder Kemper.             1998

John J. Lee (42)               Vice President; Managing Director of Scudder Kemper.            1994

Brenda Lyons (37)              Assistant Treasurer; Senior Vice President of Scudder           2000
                               Kemper.


                                       7

                                            Present Office with the Fund;                Year First Became
          Name (Age)                    Principal Occupation or Employment (1)            an Officer (2)
          ----------                    --------------------------------------            --------------
Ann M. McCreary (43)           Vice President; Managing Director of Scudder Kemper.            1998

John Millette (38)             Vice President and Secretary; Vice President of Scudder         1999
                               Kemper.

Dong Wook Park (53)            Vice President; Director of Daewoo Capital Management           1986
                               Co., Ltd.

Caroline Pearson (39)          Assistant Secretary; Senior Vice President of Scudder           1998
                               Kemper since September 1997; previously practiced law
                               with the law firm of Dechert Price & Rhoads.

Kathryn L. Quirk (48)          Vice President and Assistant Secretary; Managing                1991
                               Director of Scudder Kemper.

(1) Unless otherwise stated, all the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper or Daewoo Capital Management Co., Ltd. ("DCM" or the "Korean Adviser") was $126,898 including expenses, during the fiscal year ended June 30, 2000. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager," page 10), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

     DCM, which acts as the Korean sub-adviser, pays the compensation and certain expenses of the personnel of DCM who serve as Directors or Officers of the Fund. The Fund will make no direct payments other than for reimbursement of travel expenses for one director, officer or employee of DCM or any of its affiliates who is not a resident in the United States and travel expenses of any other director, officer or employee of DCM or any of its affiliates who is a resident in the United States, in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).

                                             Compensation Table
                                for the year ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------
          (1)                      (2)                     (3)              (4)                  (5)
                                                                         Estimated
                                                        Pension or         Annual
                                Aggregate          Retirement Benefits    Benefits     Total Compensation From
    Name of Person,            Compensation         Accrued As Part of      Upon     Fund and Fund Complex Paid
       Position                 From Fund             Fund Expenses      Retirement         To Directors
-----------------------------------------------------------------------------------------------------------------
Robert J. Callander,      $14,000                          N/A              N/A                $39,600
Director                                                                                      (3 funds)
Sang C. Lee,              $14,000                          N/A              N/A                $14,000
Director*                                                                                     (1 fund)
Tai Ho Lee,               $10,550                          N/A              N/A                $10,550
Director                                                                                      (1 fund)
Wilson Nolen,             $15,000                          N/A              N/A                $63,598
Director*                                                                                     (6 funds)
Hugh T. Patrick,          $14,000                          N/A              N/A                $26,750
Director                                                                                      (2 funds)
Kesop Yun,                 $2,220                          N/A              N/A                $3,915
Director**                                                                                    (2 funds)
Robert W. Lear,               $0                           N/A              N/A                  $0
Emeritus Founding                                                                             (1 fund)
Director+
Sidney M. Robbins,         $6,000                          N/A              N/A                $6,000
Emeritus Founding                                                                             (1 fund)
Director+
-----------------------------------------------------------------------------------------------------------------

*    Sang C. Lee and Wilson Nolen are not standing for reelection.
**   Mr. Yun became a member of the Board on October 20, 1999.

+ An emeritus founding director's compensation is determined by the Board of Directors in accordance with the By-Laws of the Fund. Mr. Robbins, as Emeritus Founding Director, receives an annual fee of $6,000. Mr. Lear became an Emeritus Founding Director effective October 7, 1996 and receives no additional compensation from the Fund.

     Kenneth C. Froewiss and Ronaldo A. da Frota Nogueira, each a nominee for Director of the Fund, received $19,496 and $37,725, respectively, during 1999 for serving on the Boards of other funds advised by Scudder Kemper.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

   (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 6, 2000, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2001. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 2000 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and a Director, Edmond D. Villani# is the President, Chief Executive Officer and a Director, Harold D. Kahn# is the Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Nicholas Bratt# and Lynn S. Birdsong# are Corporate Vice Presidents and Directors, and Laurence Cheng*, Gunther Gose* and William H. Bolinder[ are Directors of the Investment Manager. The principal occupation of Edmond D. Villani, Harold D. Kahn, Kathryn L. Quirk, Nicholas Bratt and Lynn S. Birdsong is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich Allied AG and Zurich Financial Services, Inc.; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company ("Zurich"); and the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich.

    The outstanding voting securities of the Investment Manager are held of record 1.56% by Zurich; 38.75% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.34% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 19.62% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Executive Defined Contribution Plan Trust (the "Trust"); and 7.73% by the Trust. ZHCA owns 100% of the non-voting securities of the Investment Manager.

-----------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

[    1400 American Lane, Schaumburg, Illinois

    On September 7, 1998, the businesses of Zurich (including Zurich's interest in the Investment Manager) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services holding company known as Zurich Financial Services, Inc. ("ZFS"), and Zurich became a subsidiary of ZFS. ZFS is currently 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of ZFS and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW 1A, 1RW, United Kingdom.

    On May 3, 2000, the Boards of Zurich Allied AG and ZFS and the committee of the Independent Directors of Allied Zurich p.l.c. announced that they had entered into an agreement to unify the corporate structure under a single Swiss holding company which, following completion, will take the name "Zurich Financial Services" ("new Zurich Financial Services"). The unification plan will involve the statutory merger of Zurich Allied AG with new Zurich Financial Services, and the combination of Allied Zurich p.l.c. and new Zurich Financial Services under a scheme of arrangement. Upon unification, it is expected that former shareholders of Zurich Allied AG will hold 57% of the shares in new Zurich Financial Services and former shareholders of Allied Zurich p.l.c. will hold 43% of the shares in new Zurich Financial Services (subject to the effect of a proposed share repurchase by Allied Zurich p.l.c.).

    Shareholders of Zurich Allied AG and Allied Zurich p.l.c. approved the planned unification on May 25, 2000 and June 20, 2000, respectively. Subject to the satisfaction of certain conditions and regulatory approvals, it is expected that the planned unification will be completed before the end of the year 2000. The transaction will not affect Zurich's ownership interest in the Investment Manager, which was 72.5% as of December 31, 1999, or the Investment Manager's operations.

Korean Adviser

     The Korean Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo
Securities Co., Ltd. ("Daewoo Securities"), Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea.

     The Korean Adviser has the following Board of Directors:

      Name and Position
   with the Korean Adviser             Principal Occupation                        Address
   -----------------------             --------------------                        -------

     Dong-Wook Park                    Managing Director/CEO            707-203 JeongBal-Maeul,
                                       Daewoo Capital                   1004 Madu-dong, Ilsan-gu,
                                       Management Co., Ltd.             Koyang City, Kyunggi-do, Korea
                                                                        (Zip Code: 411-350)

     Soo-Hyung Jin                     Non-Standing Auditor             1309-1005 Ju-gong APT,
                                       Daewoo Capital                   Chulsan-dong, Gwangmyung City,
                                       Management Co., Ltd.             Kyunggi-do, Korea
                                                                        (Zip Code: 423-030)

     Ill-Seob Han                      Non-Standing Director            310-905 Woosung APT,
                                       Daewoo Capital                   Moonchun-Maeul, Jooyup-dong,
                                       Management Co., Ltd.             Koyang City, Kyunggi-do, Korea
                                                                        (Zip Code: 411-370)

     Young-Han Kim                     Non-Standing Director            A-301 Hansung APT, Yoido-dong,
                                       Daewoo Capital                   Yungdungpo-gu, Seoul, Korea
                                       Management Co., Ltd.             (Zip Code: 150-716)

     On February 2, 2000, Scudder Kemper entered into an agreement with Daewoo Securities pursuant to which Scudder Kemper will acquire certain assets from DCM and will launch a new Korean investment manager and advisory firm, Scudder Investments Korea, Inc. ("Scudder Korea"). As a result of this transaction (the "Transaction"), Scudder Korea would replace DCM as the Korean sub-adviser to the Fund. On April 12, 2000, stockholders of the Fund approved a new Research and Advisory Agreement between Scudder Kemper and Scudder Korea, effective on the consummation of the Transaction.

     Scudder Korea is currently in the process of registering with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, (which is expected to occur by the completion of the Transaction), and will not serve as Korean sub-adviser to the Fund until it is so registered. The address of Scudder Korea is c/o Shin & Kim, Samdo Bldg., 4th Floor, 1-170, Soonhwa-Dong, Chung-Ku, Seoul 100-130, Korea. Scudder Korea is, and will be following the Transaction, wholly owned by Scudder Kemper.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds advised by Scudder Kemper, although it may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments or postponements thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 4, 2000, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2001 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by April 27, 2001. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2001 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 11, 2001. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette

Secretary

345 Park Avenue
New York, New York 10154

August 25, 2000

PROXY                             THE KOREA FUND, INC.                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders -- October 4, 2000

   The undersigned hereby appoints Juris Padegs, Kathryn L. Quirk and Bruce H. Goldfarb and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 4, 2000 at 9:30 a.m., Eastern time, and at any adjournments or postponements thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed on the reverse side.


--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                       ENVELOPE. NO POSTAGE IS REQUIRED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give
                            your full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

                          (Continued on reverse side.)

/  X  / PLEASE MARK VOTES
        AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              THE KOREA FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been  /    /
noted on the reverse side of the card.





     Please be sure to sign and date this Proxy.       | Date |
--------------------------------------------------------------------------------


-----Stockholder sign here---------------------Co-owner sign here (if any)------

                                                       With-
                                                       hold
                                                      For All
                                            For All     Nom-    For All
1. The election of Directors:               Nominees   inees    Except


Class I Nominee:                            /    /    /    /   /    /

 (01) Nicholas Bratt

Class III Nominees:

 (02) Kenneth C. Froewiss
 (03) Ronaldo A. da Frota Nogueira

Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the particular nominee(s). Your shares will be voted for the remaining nominee(s).

                                              For    Against   Abstain
2. Ratification of the selection of
   PricewaterhouseCoopers LLP
   as independent accountants:              /    /    /    /   /    /



The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.